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                                                                   EXHIBIT 10.47


                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), is made as of May 5, 2000, by and between IPVoice.Com, Inc., a corporation organized under the laws of the State of Nevada, U.S.A., with headquarters located at 5050 North 19th Avenue, Suite 416, Phoenix, Arizona 85015 (the "Company") and the purchaser named on the signature page hereof (the "Buyer").

                                    RECITALS

         A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act") and Section 4(2) under the 1933 Act;

         B. The Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, for the amounts and upon the terms and conditions stated in this Agreement, in a closing (the "Closing") as herein described, certain of the Company's convertible preferred stock as listed and described in Recital B(i) immediately below, and certain warrants as listed and described in Recital B(ii) below.

            (i) At the Closing (the "Closing"), 1,250 shares of the Company's Series B Convertible Preferred Stock (the "Preferred Stock"). The designation, rights, preferences and other terms and provisions of the Preferred Stock are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of IPVoice.Com, Inc., attached hereto as Exhibit A (the "Certificate of Designations"). The Preferred Stock may be converted into common stock of the Company, $.001 par value per share ("Common Stock"), upon the terms and conditions hereof and upon the terms and conditions of the Certificate of Designations. The Preferred Stock also contains an option (the "Option") to purchase additional Common Stock ("Option Shares") as described in the Certificate of Designations. The purchase price for the Preferred Stock sold pursuant to this Agreement shall be as stated in Section 1(a) below. The total aggregate number of shares of Preferred Stock to be issued and sold by the Company at this Closing is two thousand five hundred (2,500), and the purchase price for each share of Preferred Stock is $1,000.00, all in accordance with the terms of this Agreement and of the Certificate of Designations.

            (ii) At the Closing, as additional consideration for Buyer's purchase of the Preferred Stock, a warrant (the "Warrants") to purchase 125,000 shares of Common Stock at a purchase price per share equal to one hundred twenty percent (120%) of the lowest of the closing bid prices for the Common Stock for the five (5) trading days prior to the Closing Date (defined below), which Warrants must be exercised if at all within five (5) years after the date of



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                issuance. The Warrants shall be substantially in the form
                attached hereto as Exhibit B.

         The Common Stock into which the Preferred Stock may (in accordance with the terms of the Certificate of Designations) be convertible shall be referred to herein as the "Conversion Shares." Certain shares of Common Stock may (at the Company's option as described in the Certificate of Designations) be issued to the Buyer in payment of dividends (the "Dividend Shares"). The Common Stock received upon exercise of the Warrants shall be referred to as the "Warrant Shares." The Conversion Shares, the Option Shares, the Dividend Shares (if any), the Warrants and the Warrant Shares may be collectively referred to herein as the "Securities."

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit C attached hereto pursuant to which the Company has agreed to provide certain registration rights with respect to the Securities under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Buyer hereby agree as follows:

         1. PURCHASE AND SALE OF SECURITIES.

         a. Purchase. At the Closing, the Buyer shall purchase from the Company, and the Company shall sell to the Buyer, 1,250 shares of Preferred Stock and the Warrants. The purchase price (the "Purchase Price") for the Preferred Stock and the Warrants purchased by the Buyer shall be $1,250,000.00.

         b. The Closing. Subject to the terms of this Agreement, the date of the Closing (the "Closing Date") shall be May 22, 2000. The Purchase Price shall be delivered to an escrow agent (the "Buyer's Agent") of the Buyer's choosing, to be held by the Buyer's Agent pending the parties' completion of the items required pursuant to Sections 6 and 7 hereof. On or before the Closing Date, the Company shall deliver the original certificate(s) representing the Preferred Stock along with the Warrants (or a facsimile of the signature pages thereof, with the originals to follow via express courier within one (1) business day) being purchased at the Closing, duly issued, authorized and executed by the authorized officers on behalf of the Company, to the Buyer.

         c. Form of Payment. The Buyer shall pay the Purchase Price for the Securities purchased at the Closing by wire transfer of immediately available funds in United States Dollars, to be held by the Buyer's Agent against delivery to the Buyer or the Buyer's Agent of the appropriate number of shares of duly authorized and issued Preferred Stock and Warrants being purchased by the Buyer hereunder at such Closing. The Buyer's Agent shall be responsible for


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delivery of the Purchase Price to the Company and the Preferred Stock and
Warrants to the Buyer in accordance with the terms of the Escrow Agreement and with the instructions of the said parties.

         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

         The Buyer understands, agrees with, and represents and warrants to the Company with respect to its purchase hereunder, that:

         a. Investment Purposes; Compliance With 1933 Act. The Buyer is purchasing the Securities for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the 1933 Act and applicable state securities laws. The Buyer is not purchasing the Securities for the purpose of covering short sale positions in the Common Stock established on or prior to the Closing Date. The Buyer agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement, the Certificate of Designations and the Warrants, as applicable, and (ii) pursuant to registration under the 1933 Act or to an exemption from registration under the 1933 Act and any other applicable securities laws. The Buyer does not by its representations contained in this Section 2(a) agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act, in all cases in accordance with applicable state and federal securities laws. The Buyer understands that it shall be a condition to the issuance of the Conversion Shares, the Option Shares, the Warrant Shares and the Dividend Shares (if any) that the Conversion Shares, the Option Shares, the Warrant Shares and the Dividend Shares (if any) be and are subject to the representations set forth in this Section 2(a).

         b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501 (a) of Regulation D. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment made pursuant to this Agreement. The Buyer is aware that it may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time, and is able to bear such risk for an indefinite period.

         c. Reliance on Exemptions. The Buyer understands the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

         d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have in their discretion deemed advisable. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax


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advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

         e. No Government Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has approved or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         f. Transfer or Resale. The Buyer understands that: (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) the Buyer shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) any sale of such securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person though whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder and applicable state securities laws, and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

         g. Legend. The Buyer understands that the Preferred Stock, the Warrants, and until such time as the Conversion Shares, the Option Shares, the Warrant Shares and the Dividend Shares (if any) (collectively, the "Registrable Securities"), have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Buyer pursuant to Rule 144 (as amended, or any applicable rule which operates to replace said
Rule) promulgated under the 1933 Act ("Rule 144"), the stock certificates representing the Registrable Securities will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.


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         The Legend shall be removed and the Company will issue Common Stock certificates without the Legend to the holder of the applicable Preferred Stock or any Registrable Securities upon which the Legend is stamped, in accordance with Section 5(b).

         h. Authorization; Enforcement. This Agreement, the Registration Rights Agreement and the Escrow Agreement have been duly and validly authorized, executed and delivered by the Buyer and are each and collectively valid and binding agreements of the Buyer enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company understands, agrees with, and represents and warrants to the Buyer that:

         a. Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, except as would not have a Material Adverse Effect (as defined below), and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company taken as a whole. The Common Stock is eligible to trade and is listed for trading on the OTC Bulletin Board Market. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing, and the Company does not reasonably anticipate, based upon conditions currently existing and reasonably forecasted that the Common Stock will be delisted from the OTC Bulletin Board Market for the reasonably foreseeable future. The Company has complied or will timely comply with all requirements of the National Association of Securities Dealers and the OTC Bulletin Board Market with respect to the issuance of the Securities.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Escrow Agreement, to issue and sell the Preferred Stock and the Registrable Securities in accordance with the terms hereof, and to perform its obligations under the Certificate of Designations in accordance with the requirements of the same, (ii) the execution, delivery and performance of the Company's obligations under this Agreement, the Certificate of Designations, the Warrants, the Registration Rights Agreement and the Escrow Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement and, on the Closing Date, the Preferred Stock and Warrants sold at the Closing, have been duly and validly authorized, executed and delivered by the Company, and (iv) this Agreement, the Preferred Stock (when issued), the Warrants (when issued), the Registration


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Rights Agreement and the Escrow Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Company (and its legal counsel) has examined this Agreement and is satisfied in its sole discretion that, assuming the accuracy of the representations of the Buyer contained in Section 2 of this Agreement, this Agreement and the accompanying Exhibits, Schedules and the Addenda, if any, are in accordance with Regulation D and the 1933 Act and are effective to accomplish the purposes set forth herein and therein.

         c. Capitalization. As of May 1, 2000, the authorized common stock of the Company consisted of 50,000,000 shares of Common Stock of which 17,303,758 shares were issued and outstanding. As of May 1, 2000, the authorized preferred stock of the Company consisted of 10,000,000 preferred shares, of which 1,150 senior convertible preferred shares ("Series A Preferred Shares") were issued and outstanding. There are no other authorized classes of common stock, nor are there authorized or outstanding any other classes of preferred stock or other equity or debt securities other than the Preferred Stock. All of such outstanding shares of Common Stock and Series A Preferred Shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock nor the Series A Preferred Shares are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except for the Series A Preferred Shares and the Company's promissory notes issued in connection therewith, the Securities issued pursuant to this Agreement and as disclosed in Schedule 3(c) (attached if applicable), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and
(iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except as provided herein, in Schedule 3 and in the Registration Rights Agreement). If requested by the Buyer, the Company has furnished to the Buyer, and the Buyer acknowledges receipt of same by its signature hereafter, true and correct copies of the Company's Articles of Incorporation, as amended, as in effect on the date hereof ("Articles of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

         d. Issuance of Securities. The Registrable Securities are all duly authorized and reserved for issuance, and in all cases upon issuance shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

         e. Acknowledgment Regarding Buyer's Purchase of the Securities. The Company acknowledges and agrees that the Buyer is not acting as financial advisor to or fiduciary of the Company (or in any similar capacity with respect to this Agreement or the transactions contemplated hereby), that this Agreement and the transactions contemplated hereby, and the relationship between


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the Buyer and the Company, are and will be considered "arms-length"
notwithstanding any other or prior agreements or nexus between the Buyer and the Company, whether or not disclosed, and that any statement made by the Buyer, or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Buyer's purchase of the Securities and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to the Buyer that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely upon an independent evaluation by the Company, its officers and directors.

         f. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the 1933 Act and specifically in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act, assuming the accuracy of the representations and warranties contained herein of the Buyer.

         g. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except as set forth in Schedule 3(g) (attached if applicable), neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or other organizational documents, and neither the Company nor any of its/subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly or in the aggregate would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws (any of which exceptions are set forth in Schedule 3(g)), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency (except for such consents, authorizations or orders as would not have a Material Adverse Effect) in order for it to execute, deliver or perform any of its obligations under this Agreement, the Certificate of Designations, the Warrants, the


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Registration Rights Agreement or the Escrow Agreement in accordance with the terms hereof and thereof, or to perform its obligations with respect to the Preferred Stock exactly as described in the Certificate of Designations (once the Preferred Stock is issued), and with respect to the Warrants exactly as described in the Warrants (once issued).

          h. SEC Documents; Financial Statements. Except as disclosed on
Schedule 3(h) hereof (attached if applicable), since at least November 3, 1999 (the date on which the Company filed its initial filing, Form 10SB12(g), with the SEC), the Company has timely filed all reports, schedules, forms, statements and other documents to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyer as requested by the Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements or are otherwise subject to normal year-end adjustments) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer (including the information referred to in Section 2(d) of this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no material liabilities, contingent or otherwise (to the best of the knowledge of the Company's Chief Executive Officer, President or any other senior level officer of the Company (the "Company's Knowledge")), other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company. The SEC Documents contain a complete and accurate list of all written and oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is subject which are required by the rules and regulations


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
promulgated by the SEC to be so listed (each a "Contract"). None of the Company, its subsidiaries or, to the best of the Company's Knowledge, any of the other parties thereto, is in breach or violation of any Contract, including without limitation any default in payment under any of the Company's promissory notes issued in connection with the Series A Preferred Shares, which breach or violation would, or with the lapse of time, the giving of notice, or both, have a Material Adverse Effect.

         i. Absence of Certain Changes. Except as disclosed in the SEC Documents, since at least May 1, 1999, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings. The Company shall, at least until Buyer no longer holds any of the Securities, maintain its corporate existence in good standing and shall pay all taxes when due except for taxes it reasonably disputes.

         j. Absence of Litigation. Except as set forth in Schedule 3(j) (attached if applicable), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the best of the Company's Knowledge, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect or which would reasonably be expected to adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

         k. Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries, nor to the best of the Company's Knowledge, any officer, director or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         l. Brokers; No General Solicitation. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby, other than to Delano Group Securities, L.L.C. The Company and the Buyer both acknowledge that no other broker or finder was involved with respect to the transactions contemplated hereby, other than Delano Group Securities, L.L.C. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to the Securities being offered hereby.


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         m. Acknowledgment of Dilution. The number of Conversion Shares (and
Option Shares) issuable upon conversion of the Preferred Stock (and exercise of the Option) and the number of Warrant Shares issuable upon exercise of the Warrant may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the securities being sold hereunder and recognize they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock (and Option Shares upon exercise of the Option, if applicable) and Warrant Shares upon exercise of the Warrants is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

         n. Eligibility to File Registration Statement. The Company is currently eligible to file a registration statement with the SEC either on Form SB-1 or Form SB-2 under the 1933 Act.

         o. (Intentionally Omitted.)

         p. Non-Disclosure of Non-Public Information. (a) The Company shall in no event disclose non-public information to the Buyer, advisors to or representatives of the Buyer unless prior to such disclosure of information the Company marks such information as "non-public information - confidential" and provides the Buyer, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Buyer, its advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Buyer.

            (b) Nothing herein shall require the Company to disclose non-public information to the Buyer, its advisors or representatives, and the Company represents that it does not disseminate non-public information to investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Buyer and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the registration statement to be filed pursuant to the Registration Rights Agreement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than the Buyer (without the written consent of the Buyer prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that, based upon such due diligence by such persons or entities, that the registration statement contains an untrue statement of a material fact or omits a material fact required to be stated in such registration statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

         4. COVENANTS.

         a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

         b. Securities Laws. The Company agrees to timely file a Form D (and any equivalent form required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as is necessary to sell the Securities being sold to the Buyer on each such date under applicable securities laws of the United States and the relevant state(s), and shall if specifically so requested provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

         c. Reporting Status. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations hereunder would permit such termination.

         d. Use of Proceeds. The Company will use the proceeds from the sale of the Securities for the deployment of the IPVoice Network, and for administrative overhead and general working capital needs.

         e. Financial Information. Until such time as the Buyer no longer beneficially owns Securities, the Company agrees to send the following reports to the Buyer: (i) after filing with the SEC, a copy of each of its Annual Reports, its Quarterly Reports, and any reports filed on Form 8-K; and (ii) as soon as reasonably practicable after release thereof, copies of all press releases issued by the Company or any of its subsidiaries.

         f. Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of all of the Conversion Shares, the Option Shares, the Warrant Shares and the Dividend Shares (if any). Prior to complete conversion of the Preferred Stock, exercise of the Option and exercise of the Warrants, the Company shall not reduce the number of shares of Common Stock reserved for issuance hereunder without the written consent of the Buyer except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the requirements of this Section, which reverse stock split affects all shares of Common Stock equally.

         g. Listing. Upon the Closing, the Company shall promptly secure the listing of the Common Stock underlying the Preferred Stock and the Warrants upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common

Stock shall be so listed, such listing of shares of Registrable Securities from time to time issued under the terms of this Agreement and the Registration Rights Agreement. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers and the OTC Bulletin Board Market (or such other national securities exchange or market on which the Common Stock may then be listed, as applicable).

         h. Prospectus Delivery Requirement; Escrow of Registrable Securities. The Buyer understands that the 1933 Act requires delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the 1933 Act covering any resale by the Buyer of the Common Stock being sold, and the Buyer shall comply with any applicable prospectus delivery requirements of the 1933 Act in connection with any such sale. The Company shall have the unequivocal right to rely upon the Buyer's representation and covenant to deliver a prospectus as required by applicable law or regulation contained in this Section 4(h), and thus, with respect to any resales by the Buyer pursuant to a registration statement of Common Stock (including Option Shares) issued to the Buyer upon conversion of the Preferred Stock (or in payment of dividends on the Preferred Stock), upon exercise of the Option or upon exercise of the Warrants, such Common Stock shall not contain a restrictive legend of any kind. The Buyer will indemnify and hold harmless the Company and its transfer agent for any loss, cost or expense (including reasonable attorney's fees) incurred by such parties as a result of improper actions taken by the Buyer in response to the Company's and the transfer agent's compliance with the provisions of this Section 4(h), including without limitation the sales of such Common Stock without delivery of a prospectus as required by applicable law or regulation. The Company agrees that, upon effectiveness of the Registration Statement, and from time to time thereafter as reasonably requested by the Buyer, the Company shall deliver or cause the Company's transfer agent to deliver to the Escrow Agent (as defined in that Escrow Agreement attached hereto as Exhibit D) one or more stock certificates representing the number of shares of registered Common Stock into which the Registrable Securities might then reasonably be convertible or exercisable (as applicable) (collectively, the "Escrow Shares"). Such certificate(s) shall not contain a restrictive legend of any kind. The Escrow Agent shall hold the Escrow Shares in trust, in certificate form or in a brokerage account as deemed appropriate by the Escrow Agent. Upon a conversion of Preferred Stock (and/or exercise of the Option), the Buyer shall deliver a copy of its conversion notice to the Escrow Agent, and to the extent that the Escrow Agent has sufficient Escrow Shares, the Escrow Agent shall release Escrow Shares to the Buyer to satisfy such conversion or exercise. The Escrow Agreement describes in detail the duties of the Escrow Agent with respect to the provisions of this Section 4(h).

         i. Intentional Acts or Omissions. Neither party shall intentionally perform any act that if performed, or omit to perform any act that if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

         j. No Shorting. As a material inducement for the Company to enter into this Agreement, the Buyer represents that it has not as of the date hereof, and covenants on behalf of itself and its affiliates that neither Buyer nor any affiliate of Buyer will at any time in which the Buyer or any affiliate of the Buyer beneficially owns any of the Securities, engage in any short sales of, or hedging or arbitrage transactions with respect to, the Common Stock, or buy "put" options or similar instruments with respect to the Common Stock. The Company acknowledges that a sale of Conversion Shares, Option Shares or Warrant Shares on the date a conversion of the Preferred Stock (or exercise notice for the Warrants) is made, even if such sale is made prior to delivery of the notice of conversion with respect to such Conversion Shares (or exercise notice with respect to such Warrant Shares), is not a "short sale" for purposes of this Section 4(j).

         k. Expenses. The Company agrees to pay to or at the direction of the Buyer the sum of $3,000.00 at the Closing as reimbursement for the attorney's fees and expenses of the Buyer incurred by it in connection with the transactions contemplated by this Agreement.

         l. No Additional Issuance of Series B Preferred Stock. The Company agrees that it will not issue Preferred Stock to any person other than to the Buyer or to the other buyer concurrently executing agreements of like tenor with this Agreement (the "Other Buyer") in respect of the transactions contemplated herein and therein.

         m. Restriction on Below Market Issuance of Securities. Until the date which is the earlier of twelve (12) months from the Closing Date or the date the Preferred Stock has been redeemed or converted in full, the Company shall not issue or agree to issue (other than (i) to the Buyer and to the Other Buyer pursuant to the transactions contemplated herein, (ii) pursuant to any employee stock option plan or employee stock purchase plan of the Company established during the term of this restriction for a legitimate business purpose and not to avoid the restrictions imposed in this Section 4(m), (iii) pursuant to any existing security, option, warrant, scrip, call or commitment or right in each case as disclosed on Schedule 3(c) hereof, or (iv) with the consent of the Buyer and the Other Buyer, not to be unreasonably withheld) any equity securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company) or debt securities of the Company if such securities are issued at a price (or provide for a conversion, exercise or exchange price) which may be less than the current market price for the Common Stock on the date of issuance (in the case of Common Stock) or the date of conversion, exercise or exchange (in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock). In the event the Company seeks to offer such securities as permitted in subsection 4(m)(iv) of this Section, the Company shall first offer to the Buyer and to the Other Buyer, pro rata, the opportunity to purchase such securities on the same terms and conditions as proposed by the Company (the "First Offer"). The Buyer shall have ten (10) days to advise the Company in writing that it accepts its pro rata share of the First Offer. If the Buyer does not so advise the Company, the Company shall be free, for a period of sixty (60) days, to issue such securities as proposed to such other party, after which sixty (60) day period the restrictions contained in this Section 4(m) shall apply as if the Buyer had not given its consent and the First Offer had not been made to the Buyer. Except as provided with respect to the transactions contemplated herein (including also the issuance of certain warrants to Delano Group Securities, L.L.C.) and with respect to the Securities issued and sold to the Other Buyer, and in subsections (i), (ii), (iii), or (iv) above of this
Section 4(m), until such time as the Preferred Stock has been paid or converted in full, the Company shall not grant any additional so-called "registration rights."

         5. LEGEND AND TRANSFER INSTRUCTIONS.

         a. Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its permitted nominee, for the Conversion Shares, the Option Shares, the Warrant Shares and the Dividend Shares (if any) in accordance with the terms of the applicable Preferred Stock and Warrants and in such amounts as are set forth in the Certificate of Designation and Warrants, respectively, upon conversion of the Preferred Stock or exercise of the Warrants (as applicable). All such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement only to the extent required by applicable law and as specified in this Agreement and the Exhibits and Addenda hereto, and with consideration to Section 4(h) hereof. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the Conversion Shares, the Option Shares, the Warrant Shares and the Dividend Shares (if any) prior to the registration of same under the 1933 Act, will be given by the Company to its transfer agent and that the Conversion Shares, the Option Shares, the Warrant Shares and the Dividend Shares (if any) shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided by this Agreement, the Warrants and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Conversion Shares, the Option Shares, the Warrant Shares and/or the Dividend Shares (if any). If the Buyer (x) provides the Company with an opinion of counsel reasonably satisfactory to Company that registration by the Buyer of the Preferred Stock, the Warrants, the Warrant Shares, the Conversion Shares, the Option Shares and/or the Dividend Shares (if any) is not required under the 1933 Act and that resale is otherwise permitted under applicable securities laws, or (y) transfers Securities to an affiliate which is an accredited investor (in accordance with the provisions of this Agreement) or in compliance with Rule 144, then in either instance the Company shall permit the said transfer, and if applicable promptly (and in all events within two (2) trading days) instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

         b. Removal of Legends. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (x) the sale of such Security is registered under the 1933 Act, or (y) such holder provides the Company with an opinion by counsel reasonably satisfactory to the Company, that is in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or (z) such holder provides the Company with assurances reasonably satisfactory to the Company and its counsel, that such Security can be sold pursuant to Rule 144. The Buyer agrees that its sale of all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, shall be made only pursuant to an effective registration statement (and to deliver a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the 1933 Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Security, the Company shall be entitled to require that the Legend be placed upon any such Security which cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (y) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 (or such holder provides the opinion with respect thereto described in clause (y) next above.

         c. Conversion of Preferred Stock. The Buyer shall have the right to convert the Preferred Stock sold hereunder and to exercise the Option by delivering via facsimile an executed and completed Notice of Conversion (as defined in the Certificate of Designations) to the Company and delivering within two (2) business days thereafter the original Notice of Conversion and the original Preferred Stock certificate being converted (but only at such time as such original Preferred Stock certificate being converted is converted in full into Common Stock, unless otherwise specifically requested by the Company) by express courier to the Company. Each date on which a Notice of Conversion is faxed to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will transmit the certificates (each a "Certificate" and collectively the "Certificates") representing the shares of Common Stock issuable upon conversion of any Preferred Stock, including also any applicable Option Shares and Dividend Shares (along with a replacement certificate representing the number of preferred shares not so converted, if applicable) to the Buyer via express courier, within three (3) business days after the relevant Conversion Date (with respect to each conversion, the "Deadline"); however, the preceding clause shall not apply to the extent that the Escrow Agent is (by virtue of the fact that the Escrow Agent is then in possession of a sufficient number of shares of Common Stock) able to deliver Common Stock to satisfy such conversion or exercise in accordance with Section 4(h) above and the applicable provisions of the Escrow Agreement. Time is of the essence with respect to the requirements of the first clause of the immediately preceding sentence.

         d. Injunctive Relief for Breach. The Company acknowledges that a breach of its obligations under Sections 5(a), 5(b) and 5(c) above will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of such Sections, the Buyer shall be entitled, in addition to all other remedies at law or in equity, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         e. Liquidated Damages for Non-Delivery of Certificates. In addition to the provisions of Section 5(d) above, the Company understands and agrees that a delay in the issuance of any of the Certificates beyond the Deadline will result in substantial economic loss and other damages to the Buyer. As partial compensation to the Buyer for such loss, the Company agrees to pay liquidated damages (which the Company acknowledges is not a penalty) to the Buyer for issuance and delivery of any Certificate after the Deadline, in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three (3) business days from the date of delivery by the Buyer to the Company of a facsimile Notice of Conversion (or, if later, from the date on which all other necessary documentation duly executed and in proper form required for conversion of Preferred Stock as described in this Agreement, including the original Notice of Conversion, all in accordance with this Agreement only if such necessary documentation has not been delivered to the

Company within the two (2) business day period after the facsimile delivery to the Company of the Notice of Conversion as required in this Agreement)):

         No. Business Days Late                      Liquidated Damages
         ----------------------                      ------------------
                                                           (in US$)
                  1                                        $300
                  2                                        $400
                  3                                        $500
                  4                                        $600
                  5                                        $700
                  6                                        $800
                  7                                        $900
                  8                                        $1,000
                  9                                        $1,000
                  10                                       $1,500
                  11+                                      $1,500 + $500 for
                                                           each Business Day Late
                                                           beyond 11 days

         The Company shall pay the Buyer any liquidated damages incurred as called for under this Section 5(e) by certified or cashier's check upon the earlier of (i) issuance of the relevant Certificate(s) to the Buyer or (ii) each monthly anniversary of the receipt by the Company of the Buyer's Notice of Conversion. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver all Certificates to the Buyer in accordance with the terms of this Agreement or for breach by the Company of this Agreement. Notwithstanding anything in this Section 5(e) to the contrary, the Company shall not be responsible for liquidated damages as described in this Section 5(e) if a delay past a Deadline in delivery of Common Stock to the Buyer upon a conversion or exercise is solely due to the action (or omission to act) of the Escrow Agent (that is, if the Escrow Agent has in its possession a sufficient number of non-legended Escrow Shares to effect a conversion of Preferred Stock and/or an exercise of the Option, and there is no Company-caused delay involved in delivery by the Escrow Agent of the requisite number of Escrow Shares upon such conversion or exercise).

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to sell Preferred Stock and Warrants at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         a. The parties shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, and the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow Agreement) to the Buyer's Agent.

         b. The Buyer shall have delivered to the Buyer's Agent on behalf of the Company the Purchase Price for the Preferred Stock and Warrants purchased at the Closing, by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Buyer's Agent.

         c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

         d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         e. The Company's Board of Directors (and if necessary, the shareholders of the Company) shall have approved this Agreement and the related documentation referred to herein.

         7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The obligation of the Buyer to purchase Preferred Stock and Warrants is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the sole benefit of the Buyer and may be waived by the Buyer at any time in its sole discretion:

         a. The parties shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise) to the Buyer's Agent on behalf of each other. The Company shall have filed the Certificate of Designations with the State of Nevada and shall have delivered to the Buyer's Agent on behalf of the Buyer a copy thereof stamped "filed" by the Nevada Secretary of State.

         b. The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer may require a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

         c. With respect to the Closing, the Company shall have issued and have duly executed by the authorized officers of the Company, and delivered to the Buyer's Agent on behalf of the Buyer, the Preferred Stock certificate(s) and Warrants being sold at the Closing (via facsimile or otherwise as required by the Escrow Agreement, provided that any permitted facsimile of such documents shall be followed with physical delivery to the Buyer's Agent of the original instrument or security within one (1) business day after facsimile of same to the Buyer's Agent).

         d. The Common Stock shall be authorized for quotation on the OTC Bulletin Board Market (or another national securities exchange or market) and trading in the Common Stock on such market shall not have been suspended by the SEC, the NASD or any other relevant regulatory agency.

         e. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         f. The Buyer's Agent shall have received on behalf of the Buyer the opinion of Company counsel, dated as of the Closing Date, substantially in the form attached hereto as Exhibit E.

         g. The Company has made a tender offer (the "Tender Offer") to the holders of the Series A Preferred Shares (the "Series A Holders"). The Tender Offer expires on May 19, 2000 (the "Expiration Date"), unless extended by the Company. The Tender Offer shall have expired, and on or prior to the Expiration Date the Company shall have received written notification from Series A Holders owning at least fifty-one percent (51%) of the Series A Preferred Shares that such Series A Holders have irrevocably accepted the Tender Offer. The Company shall provide the Buyer with written certification, executed by an executive officer of the Company, that the Tender Offer has expired, along with the number of Series A Holders that accepted the Tender Offer and the percentage of the total Series A Preferred Shares owned by such accepting Series A Holders.

         8. GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of New York, State of New York and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Addenda hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the Buyer's Agent on behalf of the other party. In the event any signature page is delivered by facsimile transmission (which the parties agree is an acceptable form of delivery), the party using such means of delivery shall cause three (3) additional originally executed signature pages to be physically delivered to the Buyer's Agent on behalf of the other party within one (1) business day of the execution and delivery hereof.

         c. Headings; Gender, Etc. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by U. S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:                  IPVoice.Com, Inc.
                                    5050 North 19th Avenue
                                    Suite 416
                                    Phoenix, Arizona 85015
                                    Telephone:  602.335.1231
                                    Facsimile: 602.335.1577
                                    Attention: Ms. Barbara Will, President

With a copy to:                     I. Douglas Dunipace, Esq.
                                    Jennings, Strouss & Salmon, P.L.C.
                                    Two North Central Avenue, Suite 1600
                                    Phoenix, Arizona  85004-2393
                                    Telephone:  602-262-5911
                                    Facsimile:  602-253-3255

If to the Buyer, at the address on the signature page of this Agreement. Each party shall provide written notice to the other party of any change in address.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Buyer shall be an accredited investor (as defined in Regulation D), in the written opinion of counsel who is reasonably satisfactory to the Company and in form, substance and scope reasonably satisfactory to the Company. Notwithstanding the foregoing, if applicable, any of the entities constituting the Buyer (if greater than one (1) entity) may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, however, that any such assignment shall not release such assigning entity from its obligations hereunder unless such obligations are assumed by such affiliate and the Company has prior to such assignment and assumption consented in writing to the same; and no such assignment shall be made unless it is made in accordance with any applicable securities laws of any applicable jurisdiction. Any request for an assignment made hereunder by the Buyer shall be accompanied by a legal opinion in form, substance and scope reasonably satisfactory to the Company, that such assignment is proper under applicable law. Notwithstanding anything herein to the contrary, Buyer may pledge the Securities as collateral for a bona fide loan pursuant to a security agreement with a third party lender, and such pledge shall not be considered an assignment in violation of this Agreement so long as it is made in compliance with all applicable law.

         h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, any other buyer who execute an Agreement of like tenor with this Agreement, and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival. Unless this Agreement is terminated under Section 8(1), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the Closing of the purchase and sale of Securities purchased and sold hereby.

         j. Publicity. The Company and the Buyer shall have the right to review before issuance by the other, any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without prior consultation with or approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations.

         k. Further Assurance. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. Termination. In the event that the Closing shall not have occurred on or before ten (10) business days from the date hereof, this Agreement shall terminate at the close of business on such date. Neither party may unilaterally terminate this Agreement after the Closing for any reason other than a material breach of this Agreement by the non-breaching party. Such termination shall not be the sole remedy for a breach of this Agreement by the non-breaching party, and each party shall retain all of its rights hereunder at law or in equity. Notwithstanding anything herein to the contrary, a party whose breach of a covenant or representation and warranty or failure to satisfy a condition prevented the Closing shall not be entitled to terminate this Agreement.

         m. Remedies. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.


         IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                            [SIGNATURE PAGE FOLLOWS]


List of Exhibits

Exhibit A  Form of Certificate of Designations for Series B Convertible
           Preferred Stock
Exhibit B  Warrant to Purchase Common Stock
Exhibit C  Registration Rights Agreement
Exhibit D  Escrow Agreement
Exhibit E  Opinion of Counsel for IPVoice.Com, Inc.

             [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT DATED
                               AS OF MAY 5, 2000]




                           COMPANY:


                              IPVOICE.COM, INC.

                              By:_____________________________________________
                                 Ms. Barbara Will, President





                           BUYER:

                              THE SHAAR FUND, LTD.

                              By:  INTERCARRIBEAN SERVICES, INC.

                              By:____________________________________________
                                (Duly Authorized Corporate Representative)


                           BUYER'S ADDRESS:

                                           c/o Levinson Capital Management
                                           Two World Trade Center, Suite 1820
                                           New York, New York 10048
                                           Telephone: 212.432.7711
                                           Telecopier: 212.432.7771

                                  SCHEDULE 3(c)

     WARRANTS, REGISTRATION RIGHTS, DEBT SECURITIES AND OTHER EQUITY RIGHTS

         See Attached Capitalization Chart attached hereto.

         1. Warrants for common stock with piggyback registration rights in connection with Units sold in February 1999 offering. If all the warrants were to be exercised, a total of 862,500 shares of common stock would be issued at an exercise price of $.9875 per share. As of the date of this Agreement, warrants for 75,000 shares have been exercised. The Company anticipates that more than half of these warrants will be surrendered pursuant to the Tender Offer that was commenced on April 20 and will terminate on May 19. To the extent that warrants are not surrendered and are exercised, the holders of the common stock received upon exercise have the right. "at any time that the Company proposes to file a Company registration statement on Form S-1 or other appropriate registration form (excluding Form 10SB) under the Act (the "Registration Statement"), for its own account," to request inclusion of those shares in the registration. The right is subject to typical exceptions.

         2. Equity to be issued pursuant to Executive Stock Option Plan and 2000 Executive Incentive Plan. Between the two plans, the Company has authorized issuance of up to 1,300,000 shares of common stock. To date, no options have been granted under either plan. The Company has currently committed to issue 230,00 options to various employees.

         3. International Investment Partners ("IIP") services agreement granting a Warrant for 5% of the Company's common stock with antidilution rights, which are still subject to 3.88% antidilution rights. Warrants issuable at $1.00 per share. IIP has orally agreed to surrender this Warrant and certain other claims and rights in exchange for 500,000 shares of the Company's common stock. A written amendment to the IIP agreement is being prepared to memorialize this change.

         4. Services Agreement with Netgenie.com, Inc. for 250,000 shares of common stock and warrants to purchase another 450,000 common shares at $2,50 per shares, all conditioned upon performance. The Company believes that these rights expired December 31, 1999 without performance by Netgenie.com.

         5. Investor Communications Group/Corporate Imaging received rights for 100,000 shares in the form of warrants exercisable at $2.00 per share over a two-year period from the date of issuance with piggyback registration rights. This agreement has been terminated, but the Warrants may still be outstanding.

         6. In connection with the Share Exchange Agreement with SATLINK 3000, Inc. d/b/a Independent Network Services ("INS"), in approximately April 1999, the Company agreed to exchange 250,000 of its redeemable convertible preferred stock for all of the outstanding capital stock of INS. The redeemable preferred stock was to be converted on a 1 for 1 basis after one year subject to a redemption right at $2.00 per share. The Company also entered into an Employment Agreement with Peter Stazzone, the President of INS, granting him 50,000 shares of redeemable convertible preferred stock as well as 200,000 shares of common stock and another 100,000 shares of common stock subject to certain conditions. The Company voided the agreement but has been sued by the shareholders of INS and Peter Stazzone. The current outcome is unknown.

         7. Letter Agreement with McGinn Smith for 10,000 shares of common stock if they provide an introduction to appropriate funding for the Company. They have not presently earned the shares..

         8. Promissory Notes in connection with the February 1999 private offering for Units. A total of 46 notes representing $1,145,400 principal amount are currently outstanding. The Company anticipates that more than half the notes will be surrendered in connection with the pending tender offer that commenced on April 20 and expires on May 19. Any remaining notes, or new notes issued in substitution for the outstanding notes, will be finally due in the spring of 2002.

         9. Senior Convertible Preferred Stock in connection with the Units sold in February 1999 offering. Currently 1,150 shares are issued and outstanding. The Company anticipates that a majority of these shares will be surrendered in connection with the tender offer that commenced on April 20 and expires on May 19.

         10. The Company has committed to issue 100,000 shares of common stock to various consultants for services rendered.

                                  SCHEDULE 3(g)

                                    CONFLICTS

         The Company failed to attain certain projections and violated certain representations made to investors in connection with the Units sold in February 1999 offering. The Company views these as technical violations and no action has been taken by any shareholder.

         In April 1999, the Company entered into a share exchange agreement with SATLINK 3000, Inc. d/b/a Independent Network Services, a Nevada corporation formed in April, 1998, ("INS") whereby the Company exchanged 250,000 shares of its Redeemable Convertible Preferred Stock valued at $500,000 for all of the outstanding capital stock of INS. Such Redeemable Convertible Preferred stock contains 1 for 1 conversion rights after one (1) year and is redeemable at $2.00 per share. The President of INS, Peter M. Stazzone, remained with the Company as the President of the subsidiary. At the time of the exchange Mr. Stazzone became Secretary, Treasurer and Chief Financial Officer of the Company under an employment agreement. Also at the time of the exchange, Mr. Stazzone received 50,000 shares of the Redeemable Convertible Preferred Stock of the Company. Pursuant to the Employment Agreement, Mr. Stazzone received 200,000 shares of the Company's Restricted Common Stock, a stock bonus of 100,000 shares of the Restricted Common Stock deemed earned on the date of the Share Exchange Agreement, but to be delivered on the earlier of (i) the first anniversary date or (ii) Mr. Stazzone's termination and options to purchase an additional 200,000 shares of the restricted Common Stock of the Company exercisable for a period of three (3) years at an exercise price of $1.00 per share. It was represented that INS had acquired certain assets, including the rights to INS' name, from the Bankruptcy Court in the Chapter 11 filing on behalf of Telsave Corporation ("Telsave"). Mr. Stazzone was the Chief Financial Officer of Telsave at the time the bankruptcy was filed and the Bankruptcy Court was provided with disclosure of his involvement with INS prior to the Court's approval of the sale of certain Telsave assets to INS. In June 1998, Mr. Stazzone was loaned $100,000 by INS which loan bears no interest and has no stated repayment terms. At the time of the acquisition of INS, the Company believed that it was acquiring the rights to the carrier identification code 10-10-460 ("CIC Code"). The purchase price was based in part upon an appraisal of the value of the CIC Code which is loaded in approximately 60% of the domestic market. However, during the course of the audit, it was discovered that clear title may not have passed to INS and subsequently the Company as the owner of INS. Therefore, the Board resolved that, in the event clear title had not passed to the Company, it would be in the best interest of the shareholders to unwind the transaction. The Company sought a legal opinion on the status of such title and just prior to filing Form 10SB discovered that there was no clear link between the ownership of the CIC Code and INS. Therefore the Company voted to unwind the transaction ab initio, to rescind the issuances made under the acquisition and the employment agreements and to terminate Mr. Stazzone's employment. Mr. Stazzone and INS have instituted suit against the Company. For such offering, the Company relied upon Section 4(2) of the Act and Rule 506, Section 14-4-126(f) of the Arizona Code and
Section 90.530(11) of the Nevada Code.

                                  SCHEDULE 3(h)

                             MATERIAL ADVERSE EFFECT

See Schedule 3(g)

                                  SCHEDULE 3(j)

                                   LITIGATION


         In April 1999, the Company entered into a share exchange agreement with SATLINK 3000, Inc. d/b/a Independent Network Services, a Nevada corporation formed in April, 1998, ("INS") whereby the Company exchanged 250,000 shares of its Redeemable Convertible Preferred Stock valued at $500,000 for all of the outstanding capital stock of INS. Such Redeemable Convertible Preferred stock contains 1 for 1 conversion rights after one (1) year and is redeemable at $2.00 per share. The President of INS, Peter M. Stazzone, remained with the Company as the President of the subsidiary. At the time of the exchange Mr. Stazzone became Secretary, Treasurer and Chief Financial Officer of the Company under an employment agreement. Also at the time of the exchange, Mr. Stazzone received 50,000 shares of the Redeemable Convertible Preferred Stock of the Company. Pursuant to the Employment Agreement, Mr. Stazzone received 200,000 shares of the Company's Restricted Common Stock, a stock bonus of 100,000 shares of the Restricted Common Stock deemed earned on the date of the Share Exchange Agreement, but to be delivered on the earlier of (i) the first anniversary date or (ii) Mr. Stazzone's termination and options to purchase an additional 200,000 shares of the restricted Common Stock of the Company exercisable for a period of three (3) years at an exercise price of $1.00 per share. It was represented that INS had acquired certain assets, including the rights to INS' name, from the Bankruptcy Court in the Chapter 11 filing on behalf of Telsave Corporation ("Telsave"). Mr. Stazzone was the Chief Financial Officer of Telsave at the time the bankruptcy was filed and the Bankruptcy Court was provided with disclosure of his involvement with INS prior to the Court's approval of the sale of certain Telsave assets to INS. In June 1998, Mr. Stazzone was loaned $100,000 by INS which loan bears no interest and has no stated repayment terms. At the time of the acquisition of INS, the Company believed that it was acquiring the rights to the carrier identification code 10-10-460 ("CIC Code"). The purchase price was based in part upon an appraisal of the value of the CIC Code which is loaded in approximately 60% of the domestic market. However, during the course of the audit, it was discovered that clear title may not have passed to INS and subsequently the Company as the owner of INS. Therefore, the Board resolved that, in the event clear title had not passed to the Company, it would be in the best interest of the shareholders to unwind the transaction. The Company sought a legal opinion on the status of such title and just prior to filing Form 10SB discovered that there was no clear link between the ownership of the CIC Code and INS. Therefore the Company voted to unwind the transaction ab initio, to rescind the issuances made under the acquisition and the employment agreements and to terminate Mr. Stazzone's employment. Mr. Stazzone and INS have instituted suit against the Company. For such offering, the Company relied upon Section 4(2) of the Act and Rule 506, Section 14-4-126(f) of the Arizona Code and
Section 90.530(11) of the Nevada Code.

   CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND PREFERENCES OF THE
                                    SERIES B
                           CONVERTIBLE PREFERRED STOCK
                                       OF
                                IPVOICE.COM, INC.


It is certified that:

A. The name of the corporation is IPVoice.Com, Inc., a Nevada corporation (hereinafter the "Company").

B. The certificate of incorporation of the Company, as amended, authorizes the issuance of Ten Million (10,000,000) shares of Preferred Stock, $.001 par value per share, and expressly vests in the Board of Directors of the Company the authority provided therein to issue all of said shares in one or more series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

C. The Board of Directors of the Company, pursuant to the authority expressly vested in it, has adopted the following resolutions creating a class of Series B Preferred Stock:

      RESOLVED, that a portion of the Ten Million (10,000,000) authorized shares of Preferred Stock of the Company shall be designated as a separate series possessing the rights and preferences set forth below:

      1. Designation and Amount. The shares of such series shall have a par value of $.001 per share and shall be designated as "Series B Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting the Series B Preferred Stock shall be up to 7,500. The Series B Preferred Stock shall be offered for sale at a purchase price of $1,000 per share (the "Purchase Price").

      2. Dividends. The holders of the outstanding shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends at an annual rate of seven and one half percent of the Purchase Price. Such dividends shall be deemed to accrue on the Series B Preferred Stock and be cumulative, whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. All dividends declared upon the Series B Preferred Stock shall be declared pro rata per share. If there shall not have been a sum sufficient for the payment therefor set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid or declared and set apart with respect to any other class of the Company's capital stock, now or hereafter outstanding. All accrued cash dividends shall be immediately due and payable on the date such shares of Series B Preferred Stock are converted into shares of Common Stock, par value $.001 per share ("Common Stock") in accordance with Section 5 hereof, or are redeemed in accordance with Section 6 hereof. Dividends may be paid in cash or additional shares of Common Stock of the Company, as may be determined, from time to time, in the sole discretion of the Board of Directors. The Company shall not be required to pay any dividends on the outstanding shares of the Series B

Preferred Stock prior to the Conversion Date and/or Redemption Date (as defined below) for such shares.

            For purposes of this Certificate, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in shares of Common Stock or other equity securities of the Company, or the purchase or redemption of shares of Common Stock or other equity securities of the Company (other than redemptions set forth in Section 6 below or repurchases of Common Stock or other equity securities held by employees or consultants of the Company upon termination of their employment or services pursuant to agreements providing for such repurchase) for cash or property payable other than in shares of Common Stock or other equity securities of the Company.

      3.    Liquidation, Dissolution or Winding Up

            (a) Treatment at Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution may be made with respect to Common Stock or any other series of capital stock, holders of each share of Series B Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or capital earnings, such amount equal to the Purchase Price plus all accrued cash dividends (collectively, the "Liquidation Amount").

            (b) If the assets of the Company available for distribution to its shareholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount of the Liquidation Amount to which they shall be entitled, the holders of shares of Series B Preferred Stock shall share ratably in any distribution of assets according to the amounts which would be payable with respect to the shares of Series B Preferred Stock held by them upon such distribution if all amounts payable on or which respect to said shares were paid in full.

            (c) In the event the holders cannot be located by the Company, funds necessary for such payment shall be set aside by the Company in trust for the account of holders of the Series B Preferred Stock so as to be available for such payments. After payment of the Liquidation Amount shall have been made in full (including funds held in trust pursuant to the preceding sentence), to the holders of the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Company, and the remaining assets of the Company legally available for distribution to its shareholders shall be distributed among the holders of other classes of securities of the Company in accordance with their respective terms.

            (d) The holders of Series B Preferred Stock shall have no priority or preference with respect to distributions made by the Company in connection with the repurchase of shares of Common Stock issued to or held by employees, directors or consultants upon termination of their employment or services pursuant to agreements providing for the right of said repurchase between the Company and such persons.

      4. Voting Rights. Except as otherwise required by law, and except as set forth in Section 8 of this Certificate, the holders of Series B Preferred Stock shall not be entitled to vote upon any matter relating to the business or affairs of the Company or for any other purpose.

      5. Conversion Rights for the Series B Preferred Stock; Optional Purchase of Additional Shares of Common Stock. The holders of Series B Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

            (a) Right to Convert. No shares of Series B Preferred Stock may be converted prior to the date (the "First Conversion Date") which is the earlier of (i) the effective date of the registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, and (ii) the one hundred eightieth day after the closing date (the "Closing Date") of the issuance of the Series B Preferred Stock.

            (b) Conversion Rate. Each share of Series B Preferred Stock may be converted into the number of fully-paid and non-assessable shares of Common Stock of the Company calculated in accordance with the following formula ("Conversion Rate"):

      The number of shares issuable upon conversion of one share of Series B Preferred Stock shall be determined by dividing the Purchase Price by the Conversion Price, where:

                  (i) The Purchase Price is defined in Section 1 hereof; provided that, for purposes of this Section 5(b), in the event that the Company elects to pay the dividends in additional shares of Common Stock which have been registered under the Securities Act of 1933, as amended, the dividend amount per share will be added to the Purchase Price for each such share of Series B Preferred Stock;

                  (ii) the Conversion Price equals the lesser of (x) one hundred ten percent (110%) of the lowest of the Closing Bid Prices (defined below) for the Common Stock for the five (5) trading days prior to the date of issuance of the Series B Preferred Stock being converted (the "Maximum Price"), or (y) seventy five percent (75%) (the "Conversion Percentage") of the average of the three (3) lowest Closing Bid Prices for the Common Stock for the thirty (30) consecutive trading days immediately preceding the Conversion Date (as herein defined), as reported on the National Association of Securities Dealers OTC Bulletin Board Market (or on such other national securities exchange or market as the Common Stock may trade at such time); notwithstanding anything in this paragraph to the contrary, if the registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock has not been declared effective within 180 days (the "Due Date") after the date of issuance of the Series B Preferred Stock, then the Conversion Percentage shall decrease by two percent (2%) for each month (that is, each thirty (30) day period beginning on the 30th day after the Due Date) or partial month in which the said registration statement has not been declared, or does not remain, effective; if such registration statement has not been declared and does not remain effective on the date which is one (1) year after the date of issuance of the Series B Preferred Stock, then the Conversion Percentage shall be fifty percent (50%);

                  (iii) for purposes hereof, the term "Closing Bid Price" shall mean for any security as of any date, the last closing bid price for such security on the OTC: Bulletin Board Market as reported by Bloomberg, L.P., or, if the OTC: Bulletin Board Market is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P., or, if no last closing bid or trade price is reported for such security by Bloomberg, L.P., the closing bid price shall be determined by reference to the closing bid price as reported on the principal trading market, and if not so reported shall be determined from the average of the bid prices of any market makers for such security as reported in the "pink sheets" published by the National Quotation Bureau, Inc. If the closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the closing bid price of such security on such date shall be the fair market value as mutually agreed by the Company and the holders of two-thirds of the outstanding shares of Series B Preferred Stock.

            (c) Forced Conversion. In the event the holders of the Series B Preferred Stock have not exercised the Conversion Rights set forth herein within two years after the date of issuance of the Series B Preferred Stock (the "Final Date"), the Series B Preferred Stock shall automatically be converted as if the holders had exercised their Conversion Rights on the Final Date. In addition, in the event the Company closes on a public offering of its shares of Common Stock at a price per share equal to or greater than two times the Maximum Price, then at the election of the Company given by written notice, each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock on the date ("Offering Conversion Date") which is seven business days prior to the scheduled closing date of such public offering at the applicable Conversion Rate above and the Offering Conversion Date shall be deemed the Conversion Date with respect to such shares.

            (d) Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Series B Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, stock split, stock dividend, or similar event, then and in each such event, the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification or other change which such holder would have received had its shares of Series B Preferred Stock been converted immediately prior to such capital reorganization, reclassification or other change.

            (e) Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for in Section 5(d) above), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties, stock and/or assets to any other person or entity (any of which events is herein referred to as a "Reorganization"), then as a part of such Reorganization, provision shall be made so that the holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such Reorganization, to which such holder would have been entitled if such holder had converted its shares of Series B Preferred Stock immediately prior to such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of the Series B Preferred Stock after the Reorganization, to the end that the provisions of this Section 5 (including adjustment of the number of shares issuable upon conversion of the Series B Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

            (f) Certificate as to Adjustments; Notice by Company. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series B Preferred Stock, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Series B Preferred Stock a certificate executed by the president and chief financial officer (or in the absence of a person designated as the chief financial officer, by the treasurer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment are based. The Company shall, upon written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (A) the Conversion Price at the time in effect, and (B) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B Preferred Stock.

            (g) Exercise of Conversion Rights. Holders of Series B Preferred Stock may exercise their right to convert the Series B Preferred Stock by telecopying an executed and completed notice to the Company and delivering the original notice in the form annexed hereto as Exhibit A ("Notice of Conversion") and the certificate representing the Series B Preferred Stock (once fully converted, unless specifically requested otherwise by the Company) by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Such holders of Series B Preferred Stock which have sent a Notice of Conversion to the Company shall, if requested by the Company, deliver the originally executed Series B Preferred Stock certificates to the Company within three business days from the Conversion Date. The Company will transmit, or instruct its transfer agent to transmit, the certificates representing shares of Common Stock issuable upon conversion of any share of Series B Preferred Stock (together with the certificates representing the Series B Preferred Stock not so converted, if the prior certificate was delivered to the Company) to the holder thereof via express courier, by electronic transfer or otherwise, within three business days after the Company has received the facsimile Notice of Conversion. In addition to any other remedies which may be available to the holders of shares of Series B Preferred Stock, except as otherwise stated in the Purchase Agreement, in the event that the Company fails to deliver, or has failed to contact its transfer agent within two business days to deliver, such shares of Common Stock within such three business day period, the holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. The Notice of Conversion and Series B Preferred Stock certificates representing the portion of the Series B Preferred Stock converted shall be delivered as follows:




:           IPVoice.Com, Inc.
                        5050 North 19th Avenue

                        Suite 416
                        Phoenix, Arizona 85015
                        Telephone: 602.335.1231
                        Facsimile: 602.335.1577
                        Attention: Ms. Barbara Will, President



            (h) Optional Purchase of Additional Common Stock. On any Conversion Date relating to a conversion of Series B Preferred Stock by a holder, the converting holder shall have the option (the "Option") to purchase one (1) additional share of Common Stock for each share of Common Stock issuable as a result of such conversion at an exercise price per share equal to the applicable Conversion Price (such additional shares of Common Stock referred to herein as "Option Shares"). The holder shall (i) indicate on the Notice of Conversion in respect of such Conversion Date that it is exercising its Option with respect to such conversion and shall specify the number of shares of Common Stock with respect to which the Option is being so exercised, and (ii) shall pay to the Company in immediately available funds within two (2) business days after such Conversion Date, the aggregate purchase price for the Option Shares then being purchased. Without limitation, the provisions of this Section 5 above shall apply to any exercise by the holder of its Option.

            (i) Lost or Stolen Certificates. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Series B Preferred Stock certificate(s), and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon the cancellation of the Series B Preferred Stock certificate(s), if mutilated, the Company shall execute and deliver new certificates for Series B Preferred Stock of like tenure and date. However, the Company shall not be obligated to reissue such lost or stolen certificates for shares of Series B Preferred Stock if the holder contemporaneously requests the Company to convert such Series B Preferred Stock into Common Stock.

            (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of Series B Preferred Stock. In lieu of any fractional share to which the holder would be entitled for this paragraph, the number of shares of Common Stock to be received shall be rounded to the nearest whole share.

            (k) Partial Conversion. In the event some but not all of the shares of Series B Preferred Stock represented by a certificate or certificates are converted, the Company may require the holder to surrender the said certificate(s) to the Company within three (3) business days after such a conversion; if so, the Company shall execute and deliver to or to the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series B Preferred Stock which were not converted.

            (l) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock (including also exercise of the Option), such number of its shares of Common Stock as shall from time to time be sufficient or as may be available to effect the conversion of all outstanding shares of the Series B Preferred Stock, including also full exercise of the Option, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of the Series B Preferred Stock, including also full exercise of the Option, the Company shall use its best efforts to take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

      6.    Redemption.

            (a) The Company may redeem any or all of the outstanding shares of the Series B Preferred Stock on any date (the "Redemption Date") set by the Board of Directors of the Company for such redemption at any time at the Redemption Price, as that term is defined below, for each share of Series B Preferred Stock, to be paid in cash on the Redemption Date, provided, that (except as hereinafter provided) the Company shall not send a Redemption Notice, as that term is defined below, to any of the holders of Series B Preferred Stock, unless it has good and clear funds, for payment of the Redemption Price for the shares of Series B Preferred Stock it intends to redeem, in a bank account controlled by the Company, and provided further, however, that in the event the redemption is to be made simultaneously with the closing of a public offering of the Company, then the Company may send a Redemption Notice even if it does not have such good and clear funds, but not earlier than on the day prior to the date the public offering is priced.

            (b) The Redemption Price shall be an amount equal to 127.5% of the Purchase Price, plus an amount equal to all accrued but unpaid dividends, whether or not declared, to but excluding the Redemption Date;

            (c) The Redemption Price shall be payable in cash. If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed, the redemption shall be pro rata among the holders of the Series B Preferred Stock based upon the number of shares held by such holders and subject to such other provisions as may be determined by the Board of Directors of the Company.

            (d) Except as otherwise provided in Section 6(a), not less than five days prior to the Redemption Date, the Company shall send, by facsimile transmission and by first class mail, postage prepaid, a notice (the "Redemption Notice") to each holder of Series B Preferred Stock, which notice shall contain all instructions and materials necessary to enable such holders to tender Series B Preferred Stock pursuant to the redemption. Such notice shall (i) state that a redemption is being effected, (ii) specify the Redemption Date, (iii) state that holders will be required to surrender the certificate or certificates representing such shares, properly endorsed, in the manner and at the place specified in the notice prior to the close of business on the business day prior to the Redemption Date, (iv) state that holders may convert all or any portion their shares of Series B Preferred Stock into shares of Common Stock, provided that the Company receives the Notice of Conversion within twenty-four hours from the time the Redemption Notice was received by such holder and that all other shares shall be deemed to have been redeemed by the Company on the Redemption Date at the Redemption Price plus all accrued but unpaid cash dividends whether or not declared. The Company may not redeem any portion of the Series B Preferred Stock that has been converted on or prior to the date of the Redemption Notice. In the event the Company fails to deliver the Redemption Price plus accrued and unpaid cash dividends on or before (i) one day after the

Redemption Date or (ii) in the event the redemption is made simultaneously with the closing of a public offering of the Company, six days after the closing date of such public offering, the Redemption Notice shall be null and void and the Company will relinquish its redemption rights provided by this section.

            (e) On the Redemption Date, unless the Company defaults in the payment for the shares of Series B Preferred Stock tendered pursuant to the redemption, dividends will cease to accrue with respect to the shares of Series B Preferred Stock tendered. All rights of holders of such tendered shares will terminate, except for the right to receive payment therefor, on the Redemption Date.
            (f) The Company may, at its option, at any time after the mailing of the Redemption Notice pursuant to Section 6 (d) above, deposit the aggregate amount payable upon redemption of the Series B Preferred Stock with a bank or trust company (the "Depositary") having its principal office in New York, New York, and having a combined capital and surplus (as shown by its then most recently published financial statement) of at least $200,000,000, designated by the Board of Directors of the Company, to be held in trust by the Depositary for payment to the holders of the shares to be redeemed. Upon such deposit, the Company shall be released and discharged from any obligation to pay the Redemption Price of the shares to be redeemed, and the holders of the shares instead shall have the right to receive from the Depositary only, and not from the Company, the amount payable upon redemption of the shares on surrender to the Depositary of the certificates representing the shares. Any money so deposited with the Depositary that is not claimed after one year from the Redemption Date shall be repaid to the Company by the Depositary on demand, and the holder of any of the shares shall thereafter look only to the Company for any payment to which the holder may be entitled. Any interest which accrues on money deposited with the Depositary shall belong to the Company and shall be paid to the Company from time to time by the Depositary.



      7. No Reissuance of Series B Preferred Stock. Any share or shares of Series B Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be canceled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be reissuable or re-sellable by the Company as Series B Preferred Stock.

      8.    Restrictions and Limitations

            (a) Amendments to Charter. The Company shall not amend its certificate of incorporation without the approval by the holders of at least a majority of the then outstanding shares of Series B Preferred Stock if such amendment would:

                  (i) change the relative seniority rights of the holders of Series B Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Company, or create any other class or series of capital stock entitled to seniority as to the payment of dividends in relation to the holders of Series B Preferred Stock;

                  (ii) reduce the amount payable to the holders of Series B Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, or change the relative seniority of the liquidation preferences of the holders of Series B Preferred Stock to the rights upon liquidation of the holders of other capital stock of the Company, or change the dividend rights of the holders of Series B Preferred Stock;

                  (iii) cancel or modify the conversion rights of the holders of Series B Preferred Stock provided for in Section 5 herein; or

                  (iv) cancel or modify the rights of the holders of the Series B Preferred Stock provided for in this Section 8.

      9. Notices of Record Date. In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger of the Company, or any transfer of all or substantially all of the assets of the Company to any other corporation, or any other entity or person, or

            (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to each holder of Series B Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least ten days prior to the date specified in such notice on which such action is to be taken.

      10. Certificate of Incorporation. The statements contained in the foregoing, creating and designating the said Series B issue of Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations and restrictions shall, upon the effective date of said series, be deemed to be included in and be a part of the Certificate of Incorporation of the Company pursuant to the relevant provisions of the General Corporation Law of the State of Nevada.

      11. Limitation on Number of Conversion Shares. (a) Notwithstanding any other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Series B Preferred Stock if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon conversion of the Series B Preferred Stock (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of The Nasdaq Stock Market, Inc., except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by applicable rules of The Nasdaq Stock Market, Inc., for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a majority of the shares of Series B Preferred Stock then outstanding; provided, however, that notwithstanding anything herein to the contrary, the Company will issue such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock at the then current Conversion Price up to the Exchange Cap. Until such approval or written opinion is obtained, no holder of Series B Preferred Stock pursuant to the Securities Purchase Agreement ("Purchase Agreement") shall be issued, upon conversion of Series B Preferred Stock, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the number of shares of Series B Preferred Stock issued to such holder pursuant to the Purchase Agreement and the denominator of which is the aggregate amount of all the shares of Series B Preferred Stock issued to all holders pursuant to the Purchase Agreement (the "Cap Allocation Amount"). In the event that any holder of Series B Preferred Stock shall convert all of such holder's shares of Series B Preferred Stock into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Series B Preferred Stock on a pro rata basis in proportion to the number of shares of Series Preferred Stock then held by each such holder. The provisions of this paragraph will apply only in the event the Company becomes listed for trading on the NASDAQ stock market (either Small Cap or National Market).

            (b) Conversion Restrictions. Notwithstanding anything to the contrary set forth herein or in the Certificate of Designations, in no event shall any holder of the Series B Preferred Stock be entitled to convert Series B Preferred Stock (or exercise the Option to receive Option Shares) in excess of such portion of the principal of the Series B Preferred Stock that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by such converting holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock with respect to which the determination of such proviso is being made. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The limitations imposed by this Section on conversion of Series B Preferred Stock shall no longer apply, and the holder of the Series B Preferred Stock may convert all or any portion of the Series B Preferred Stock, irrespective of the resulting beneficial ownership of the Company's Common Stock, should any of the following events occur: (I) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or (II) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment; or (III) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or (IV) Any money judgment, writ or Note of attachment, or similar process in excess of Five Hundred Thousand United States Dollars (US$500,000.00) in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or (V) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding.

      12.   Ranking.

            The Series B Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank senior to any of the
(i) Common Stock and rank senior to or on parity with any preferred stock issued after the date hereof and any other class or series of stock of the Company.

Signed and attested to on May __, 2000.


                                    IPVOICE.COM, INC.

                                    By: ___________________________________
                                          Ms. Barbara Will, President

Attest:

________________________
_______Secretary

                                                                       EXHIBIT A


                              NOTICE OF CONVERSION

              (To be Executed by the Registered Holder in order
                   to Convert the Series B Preferred Stock)

The undersigned hereby irrevocably elects to convert ___ shares of Series B Preferred Stock, Certificate No. ___ (the "Preferred Stock") into shares of Common Stock of IPVoice.Com, Inc. (the "Company"), according to the conditions hereof, as of the date written below.

The undersigned hereby irrevocably elects to purchase ____ Option Shares, at an exercise price per share equal to the Conversion Price, or $_______ per share. The undersigned shall pay the purchase price for such Option Shares to the Company within two (2) business days after the date of delivery of this Notice of Conversion.

The undersigned represents and warrants that

      (i) All offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series B Preferred Stock (and exercise of the Option as stated above) shall be made in compliance with Regulation D, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to registration of the Common Stock under the Act, subject to any restrictions on sale or transfer set forth in the purchase agreement between the Company and the original holder of the Certificate submitted herewith for conversion.

      (ii) Upon conversion (and exercise of the Option, if applicable) pursuant to this Notice of Conversion, the undersigned will not own of record (within the meaning of the Securities Exchange Act of 1934, as amended) 4.99% or more of the then issued and outstanding shares of the Company.


---------------------------------               -------------------------------
Date of Conversion                              Applicable Conversion Price

---------------------------------               -------------------------------
Number of shares of Common Stock                $ Amount of Conversion
issuable upon Conversion


Legal Name of Converting Holder:
                                ------------------------------------------------


-----------------------------------------------
Signature/Title of Authorized Representative of
Converting Holder

Address for Delivery of Shares:
                                   --------------------------------

                                   --------------------------------

                                   --------------------------------

                           EXHIBIT B (FORM OF WARRANT)


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR IPVOICE.COM, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                                IPVOICE.COM, INC.

                              Expires May 22, 2005


No.: ___                                             Number of Shares: 125,000
Date of Issuance:   May 22, 2000


      FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, IPVoice.Com, Inc., a Nevada corporation (together with its successors and assigns, the "Issuer"), hereby certifies that ___________________ or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, up to 125,000 shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.

      1. Term. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 p.m., mountain standard time, on May 22, 2005 (such period being the "Term").

      2. Method of Exercise Payment: Issuance of New Warrant: Transfer and Exchange.

      (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time beginning on the date which is ninety (90) days after the first day of the Term.

      (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or (ii) by surrender to the Issuer for cancellation of a portion of this Warrant representing that number of unissued shares of Warrant Stock which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Warrant Price by the number of shares of Warrant Stock being purchased upon such exercise by (B) the difference obtained by subtracting the Warrant Price from the Per Share Market Value as of the date of such exercise, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause
(ii) of this subsection (b), such exercise shall be accompanied by written notice from the Holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender.

      (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three Trading Days after such exercise and receipt by the Issuer of the surrendered Warrant, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

      (d) Transferability of Warrant. Subject to Section 2(e) and except for transfers to competitors of the Company or their affiliates, this Warrant may be transferred by a Purchaser without the consent of the Company; provided, that the number of Holders which are not affiliates of the initial Holder shall in no event exceed three (3) without the Issuer's prior written consent. Subject to the provisions of subsection (e) of this Section 2, this Warrant may be transferred pursuant to this subsection (d) on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

      (e)   Compliance with Securities Laws.

            (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

            (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON
            EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

            (iii) The restrictions imposed by this subsection (e) upon the transfer of this Warrant or the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to being effectively registered under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under state securities laws is not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

      (f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

      3.    Stock Fully Paid: Reservation and Listing of Shares: Covenants.

      (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

      (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

      (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, intentionally avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price,
(ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would materially adversely affect the rights of the Holders of the Warrants, provided, however, that issuing new series of preferred stock or additional shares of existing series of preferred stock shall not be deemed a violation hereof, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

      (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

      (e) Rights and Obligations under the Registration Rights Agreement. The shares of Warrant Stock are entitled to the benefits and subject to the terms of the Registration Rights Agreement dated as of even date herewith between the Issuer and the Holder listed on the signature page thereof (as amended from time to time, the "Registration Rights Agreement"). The Issuer shall keep or cause to be kept a copy of the Registration Rights Agreement, and any amendments thereto, at its chief executive office and shall furnish, without charge, copies thereof to the Holder upon request.

      4. Adjustment of Warrant Price and Warrant Share Number. The number and kind of Securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

      (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in Section 4 hereof or (y) to sell this Warrant (or, at such Holder's election, a portion hereof) concurrently with the Triggering Event to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount of cash, property and/or Securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant would have been entitled upon the effective date or closing of any such Triggering Event (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

      (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event unless, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

      (iii) If with respect to any Triggering Event, the Holder of this Warrant has exercised its right as provided in clause (y) of subparagraph (i) of this subsection (a) to sell this Warrant or a portion thereof, the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure such right of Holder to sell this Warrant to the Person continuing after or surviving such Triggering Event and the Issuer shall not effect any such Triggering Event unless upon or prior to the consummation thereof the amounts of cash, property and/or Securities required under such clause (y) are delivered to the Holder of this Warrant. The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale. Prior notice of any Triggering Event shall be given to the Holder of this Warrant in accordance with Section 11 hereof.

      (b) Subdivision or Combination of Shares. If the Issuer, at any time while this Warrant is outstanding, shall subdivide or combine any shares of Common Stock, (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant Price shall be proportionately increased (as at the effective date of such combination or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination.

      (c) Certain Dividends and Distributions. If the Issuer, at any time while this Warrant is outstanding, shall:

            (i) Stock Dividends. Pay a dividend in, or make any other distribution to its stockholders (without consideration therefor) of, shares of Common Stock, the Warrant Price shall be adjusted, as at the date the Issuer shall take a record of the Holders of the Issuer's Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends); or

            (ii) Other Dividends. Pay a dividend on, or make any distribution of its assets upon or with respect to (including, but not limited to, a distribution of its property as a dividend in liquidation or partial liquidation or by way of return of capital), the Common Stock (other than as described in clause (i) of this subsection (c)), or in the event that the Company shall offer options or rights to subscribe for shares of Common Stock, or issue any Common Stock Equivalents, to all of its holders of Common Stock, then on the record date for such payment, distribution or offer or, in the absence of a record date, on the date of such payment, distribution or offer, the Holder shall receive what the Holder would have received had it exercised this Warrant in full immediately prior to the record date of such payment, distribution or offer or, in the absence of a record date, immediately prior to the date of such payment, distribution or offer.

      (d) Issuance of Additional Shares of Common Stock. If the Issuer, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or less than the Per Share Market Value then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price (rounded to the nearest cent) determined by multiplying the Warrant Price then in effect by a fraction:

            (i) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the greater of the Per Share Market Value then in effect and the Warrant Price then in effect, and

            (ii) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (x) any adjustment shall have been made pursuant to subsection (e) of this Section 4 or (y) no adjustment was required pursuant to subsection (e) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, if any, which together with any adjustments so carried forward shall amount to $.01 per share or more, provided that upon any adjustment of the Warrant Price as a result of any dividend or distribution payable in Common Stock or Convertible Securities or the reclassification, subdivision or combination of Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure as last adjusted) shall be adjusted (to the nearest one-half cent) in proportion to the adjustment in the Warrant Price.

      (e) Issuance of Common Stock Equivalents. If the Issuer, at any time while this Warrant is outstanding, shall issue any Common Stock Equivalent (except Common Stock Equivalents currently outstanding or issued pursuant to contractual arrangements in existence as of the date of this Warrant) and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Warrant Price then in effect or less than the Per Share Market Value then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Warrant Price or less than the Per Share Market Value in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (d) of this Section 4 on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Issuer shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Issuer for the issuance of such Additional Shares of Common Stock pursuant to such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e). If no adjustment is required under this subsection (e) upon issuance of any Common Stock Equivalent or once an adjustment is made under this subsection (e) based upon the Per Share Market Value in effect on the date of such adjustment, no further adjustment shall be made under this subsection (e) based solely upon a change in the Per Share Market Value after such date.

      (f) Purchase of Common Stock by the Issuer. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value then in effect, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (f), the date as of which the Per Share Market Value shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (f), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date. Notwithstanding anything in this Section to the contrary, no adjustment shall be made in the event the Issuer redeems or attempts to redeem Series A Preferred Shares (as defined in the Purchase Agreement) and the warrants accompanying the Series A Preferred Shares.

      (g) Other Provisions Applicable to Adjustments Under this Section 4. The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in Section 4:

            (i) Computation of Consideration. The consideration received by the Issuer shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Issuer therefor, or if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Issuer for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration at the, time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration payable to the Issuer upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Capital Stock of the Issuer other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of said notice, the Majority Holders shall notify the Board in writing of their objection to such determination, a determination of the fair market value of such consideration shall be made by an Independent Appraiser selected by the Majority Holders with the approval of the Board (which approval shall not be unreasonably withheld), whose fees and expenses shall be paid by the Issuer.

            (ii) Readjustment of Warrant Price. Upon the expiration or termination of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged in its entirety, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 4 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Issuer (computed as in clause (i) of this subsection (g)) shall be deemed to have been received by the Issuer.

            (iii) Outstanding Common Stock. The number of shares of Common Stock at any time outstanding shall (A) not include any shares thereof then directly or indirectly owned or held by or for the account of the Issuer or any of its Subsidiaries, and (B) be deemed to include all shares of Common Stock then issuable upon conversion, exercise or exchange of any then outstanding Common Stock Equivalents or any other evidences of Indebtedness, shares of Capital Stock (including, without limitation, the Preferred Stock) or other Securities which are or may be at any time convertible into or exchangeable for shares of Common Stock or Other Common Stock.

      (h) Other Action Affecting Common Stock. In case after the Original Issue Date the Issuer shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections (a) through (g) of this
Section 4, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this Section 4, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

      (i) Adjustment of Warrant Share Number. Upon each adjustment in the Warrant Price pursuant to any of the foregoing provisions of this Section 4, the Warrant Share Number shall be adjusted, to the nearest whole share, to the product obtained by multiplying the Warrant Share Number immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately before giving effect to such adjustment and the denominator of which shall be the Warrant Price immediately after giving effect to such adjustment. If the Issuer shall be in default under any provision contained in Section 3 of this Warrant so that shares issued at the Warrant Price adjusted in accordance with this Section 4 would not be validly issued, the adjustment of the Warrant Share Number provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Issuer by reason of its default under Section 3 of this Warrant.

      (j) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

      5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

      6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with and exercise hereof; rather the number of shares of Warrant Stock shall be rounded up or down to the nearest whole share.

      7. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

            "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except any shares of Common Stock or Common Stock Equivalents presently outstanding, any shares of Common Stock issued upon the exercise of any existing or future stock options or grants issued to any directors, officers, employees or consultants of the Issuer under any employee incentive stock option and/or any stock option plan approved by the Board, the Warrant Stock and the Preferred Shares.

            "Board" shall mean the Board of Directors of the Issuer.

            "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

            "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

            "Common Stock" means the Common Stock, $.001 par value, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

            "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

            "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities that are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

            "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

            "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

            "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

            "Issuer" means IPVoice.Com, Inc., a Nevada corporation, and its successors.

            "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

            "Original Issue Date" means the date first written at the top of this Warrant.

            "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

            "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

            "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

            "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau, Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
      (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as negotiated in good faith by the Majority Holders and the Issuer, and if such negotiations are not successful within fourteen (14) days, as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

            "Preferred Shares" means Common Stock issuable upon the conversion of any Preferred Stock.

            "Preferred Stock" means the Series B Convertible Preferred Stock issued and sold pursuant to the Purchase Agreement.

            "Purchase Agreement" means the Series B Convertible Preferred Stock Purchase Agreement dated as of May 5, 2000, between the Issuer and the initial Holder of this Warrant.

            "Registration Rights Agreement" has the meaning specified in
      Section 3(e) hereof.

            "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

            "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

            "Trading Day" means (a) a day on which the Common Stock is traded on the over the counter market as reported by the OTC Bulletin Board, or (b) if the Common Stock is not listed on the OTC Bulletin Board, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not quoted on the OTC Bulletin Board or on any other registered national stock exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

            "Term" has the meaning specified in Section 1 hereof.

            "Voting Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

            "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

            "Warrant Price" means initially 120% of the lowest closing bid price of the Common Stock for the five (5) Trading Days immediately preceding the Closing Date (as such term is defined in the Purchase Agreement), as such price may be adjusted from time to time as shall result from the adjustments specified in Section 4 hereof.

            "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

            "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants.

      8. Other Notices. In case at any time:

                        (A) the Issuer shall make any distributions to the holders of Common Stock; or

                        (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Common Stock Equivalents or Convertible Securities or other rights; or

                        (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                        (D) there shall be any capital reorganization by the Issuer; or

                        (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                        (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least ten days prior to the action in question and not less than ten days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

      9. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 9 without the consent of the Holder of this Warrant.

      10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

      11. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., pacific standard time, on a Business Day (defined in this Section 11 as any day on which banking institutions in the State of New York are authorized or required to be open for regular business), (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., pacific standard time, on any date and earlier than 11:59 p.m., pacific standard time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be, with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

            IPVoice.Com, Inc.
            5050 North 19th Avenue, Suite 416
            Phoenix, Arizona 85015
            Telephone Number:  602.335.1231
            Facsimile Number:  602.335.1577
            Attention: Ms. Barbara Will, President

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

      12. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

      13. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      14. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

      15. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

      16. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.



      IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.



                                    IPVOICE.COM, INC.


                                    By:___________________________________
                                          Ms. Barbara Will, President

                                  EXERCISE FORM

IPVOICE.COM, INC.

The undersigned, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of ___________________ covered by the within Warrant.


Dated: _________________             Signature   ___________________________

                                     Address     ___________________________

                                                 ___________________________


                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.


Dated: _________________             Signature   ___________________________

                                     Address     ___________________________

                                                 ___________________________


                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.


Dated: _________________             Signature   ___________________________

                                     Address     ___________________________

                                                 ___________________________


                           FOR USE BY THE ISSUER ONLY:

This Warrant No. _____ cancelled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. ____ issued for ____ shares of Common Stock in the name of _______________.

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT


            This Registration Rights Agreement (this "Agreement") is made as of May 5, 2000, by and between IPVoice.Com, Inc., a corporation organized under the laws of the State of Nevada, U.S.A., with headquarters located at 5050 North 19th Avenue, Suite 416, Phoenix, Arizona 85015 (the "Company") and the purchaser named on the signature page of this Agreement (the "Purchaser").

            This Agreement is being entered into pursuant to that Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchaser (the "Purchase Agreement").

            The Company and the Purchaser hereby agree as follows:

       1.   Definitions.

            Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Advice" shall have the meaning set forth in Section 3(m).

            "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

            "Blackout Period" shall have the meaning set forth in Section 3(n).

            "Board" shall have the meaning set forth in Section 3(n).

            "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Delaware generally are authorized or required by law or other government actions to close.

            "Certificate of Designations" means the Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of IPVoice.Com, Inc., the form of which is attached as Exhibit A to the Purchase Agreement, with respect to the Preferred Stock (defined below) filed by the Company on or before the date of this Agreement with the Secretary of State of the State of Nevada.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the Company's common stock, $.001 value per share.

            "Effectiveness Date" means with respect to the Registration Statement the 180th day following the Closing Date.

            "Effectiveness Period" shall have the meaning set forth in Section 2(a).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Filing Date" means the 60th day following the Closing Date.

            "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

            "Indemnified Party" shall have the meaning set forth in Section
5(c).

            "Indemnifying Party" shall have the meaning set forth in Section
5(c).

            "Losses" shall have the meaning set forth in Section 5(a).

            "OTC Bulletin Board" shall mean the over-the-counter electronic bulletin board market or exchange.

            "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "Preferred Stock" means the Series B Convertible Preferred Stock, par value $.001 per share and stated value $1,000 per share, of the Company issued to the Purchaser pursuant to the Purchase Agreement.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

            "Registrable Securities" means (i) the shares of Common Stock issuable upon conversion of the Preferred Stock (the "Conversion Shares"), upon exercise of the Option (the "Option Shares"), in payment of dividends in accordance with the terms of the Preferred Stock ("Dividend Shares") and upon exercise of the Warrants (the "Warrant Shares"), and upon any stock split, stock dividend, recapitalization or similar event with respect to such Conversion Shares, Option Shares, Dividend Shares, Warrant Shares or any Preferred Stock and (ii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, Registrable Securities; provided, however, that Registrable Securities shall include (but not be limited to) a number of shares of Common Stock (the "Required Number") equal to no less than the greater of (x) 1,500,000 shares of Common Stock, or (y) 200% of the maximum number of shares of Common Stock which would be issuable upon conversion of the Preferred Stock and upon exercise of the Warrants and the Option, assuming such conversion and exercise (of both the Warrant and the Option) occurred on the Closing Date or the Filing Date, whichever date would result in the greater number of Registrable Securities. Notwithstanding anything contained herein to the contrary, if the actual number of shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants and the Option exceeds the Required Number, the term "Registrable Securities" shall be deemed to include such additional shares of Common Stock as are necessary to include all of the shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants and the Option.

            "Registration Statement" means the registration statements and any additional registration statements contemplated by Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Special Counsel" means any special counsel to the Holder, for which the Holder will be reimbursed by the Company pursuant to Section 4.

      2.    Registration.

            (a) Required Registration. On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-1, Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-1, Form SB-2 or Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold by the Purchaser or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period"). If an additional Registration Statement is required to be filed because a majority of the holders of Preferred Stock reasonably determine that the actual number of shares of Common Stock into which the Preferred Stock is convertible and the Warrants and Option are exercisable may exceed the number of shares of Common Stock initially registered in respect of the Conversion Shares, the Option Shares, the Dividend Shares and the Warrant Shares based upon the computation on the Closing Date, the holders shall give the Company written notice of such fact, and the Company shall have twenty (20) Business Days from the date of its receipt of such notice to file such additional Registration Statement. The Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than ninety (90) days after filing.

            (b) Shelf Registration. If the Company is not on the Filing Date eligible to file a registration statement on Form S-3, then as soon as possible but no later than thirty (30) days after becoming eligible to file a registration statement for a secondary or resale offering of the Registrable Securities on Form S-3, the Company shall prepare and file with the Commission a post-effective amendment to Form SB-1 or Form SB-2 (or such other applicable form filed in accordance with Section 2(a) above) on Form S-3 to continue the registration of all Registrable Securities pursuant to a "shelf" Registration Statement on Form S-3 covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Notwithstanding anything to the contrary contained herein, at no time during the Effectiveness Period shall any of the Registrable Securities cease being registered.

      3.    Registration Procedures.

            In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form SB-1 or Form SB-2 (or if the Company is not then eligible to register for resale the Registrable Securities on Form SB-1 or Form SB-2 such registration shall be on another appropriate form in accordance herewith) in accordance with the method or methods of distribution thereof as specified by the Holder (except if otherwise directed by the Holder), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holder and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of the Holder and such Special Counsel, and (ii) at the request of the Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) Notify the Holder of Registrable Securities to be sold and any Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than five (5) Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e) If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

            (f) Furnish to the Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (g) Promptly deliver to the Holder and any Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

            (i) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable

Securities to be in such denominations and registered in such names as any Holder may request within at least two (2) Business Days after notice thereof.

            (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the OTC Bulletin Board and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

            (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

            (m) Require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

            If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

            Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

            Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

            (n) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 45 days in the aggregate during any 12 month period (each, a "Blackout Period"); provided, however, that no such postponement or suspension shall be permitted for consecutive 20 day periods, arising out of the same set of facts, circumstances or transactions.

      4.    Registration Expenses

            All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, (C) with respect to filings required to be made under the OTC Bulletin Board and (D) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holder in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses incurred by the Company, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holder, in the case of the Special Counsel, to a maximum amount of $2,500.00 during the term of this Agreement, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

      5.    Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely or in material part upon information regarding such Holder furnished to the Company by such Holder, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder.

            (b) Indemnification by Holder. The Holders shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely or in material part out of or based solely or in material part upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely or in material part out of or based solely or in material part upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or omitted from any information so furnished by such Holder to the Company and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.


            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Sections 5(a) and 5(b) was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be liable or required to contribute under this Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6. Rule 144.

            As long as any Holder owns Preferred Stock, Dividend Shares, Conversion Shares, Option Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holder with true and complete copies of all such filings. As long as any Holder owns Preferred Stock, Dividend Shares, Conversion Shares, Option Shares, Warrants or Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Dividend Shares, Conversion Shares, Option Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions of counsel to the Company referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

      7.    Miscellaneous.

            (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof except for registration rights provisions disclosed in the Company's Schedule to the Purchase Agreement. Except for registration rights provisions disclosed in the Company's Schedule to the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holder set forth herein, and are not otherwise in conflict with the provisions of this Agreement. This Section 7(b) shall not prohibit the Company from entering into any agreements concerning the registration of securities on Form S-8 or Form S-4.

            (c)   [Intentionally Omitted.]

            (d) Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering any issued or issuable Conversion Shares, Option Shares, Dividend Shares or Warrant Shares, and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder of Registrable Securities written notice of such determination and, if within thirty (30) days after receipt of such notice, any such holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Purchaser), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holder, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holder shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holder than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

            (e)   [Intentionally Omitted.]

            (f)   Specific Enforcement, Consent to Jurisdiction.

                  (i) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Registration Rights Agreement or the Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Registration Rights Agreement or the Purchase Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (ii) Each of the Company and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the City of New York, State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7(f) shall affect or limit any right to serve process in any other manner permitted by law.

            (g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., pacific standard time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., pacific standard time, on any date and earlier than 11:59 p.m., pacific time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications with respect to each party shall be the address(es) for such party that are set forth in the Purchase Agreement (as the same may be modified from time to time by such party in accordance with the terms of the Purchase Agreement), or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

            (i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of the Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holder. The Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement. Notwithstanding anything to the contrary in this Agreement, no Holder shall assign its rights under this Agreement or otherwise transfer all or a portion of the Preferred Stock or the Registrable Securities to any competitor of the Company, and in no event shall there be greater than three (3) Holders which are not affiliates of the initial Holder during the term of this Agreement.

            (j) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Preferred Stock or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

            (k) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (l) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law thereof.

            (m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (n) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (o) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

            (p) Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage and shall not be counted as outstanding.

            (q) Notice of Effectiveness. Within two (2) business days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities and to the Purchaser (with copies to the Holders whose Registrable Securities are included in such Registration Statement, if other than the Purchaser) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A.


      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.




                            [SIGNATURE PAGE FOLLOWS]

    [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT DATED AS OF MAY 5, 2000]





                              IPVOICE.COM, INC.


                              By:_____________________________________
                                    Name: Ms. Barbara Will
                                    Title: President




                              THE SHAAR FUND, LTD.

                              By: Intercarribean Services, Inc.

                              By:__________________________________________
                                    (Duly Authorized Corporate Representative)

                                    EXHIBIT A

            FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[NAME AND ADDRESS OF TRANSFER AGENT]
Attn:  _____________

[NAME OF INVESTOR]
[ADDRESS]
[ADDRESS]
[ADDRESS]
Attn: _________________

            Re:   IPVOICE.COM, INC.

Ladies and Gentlemen:

      We are counsel to IPVoice.Com, Inc., a Nevada corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of May 5, 2000, by and among the Company and the Purchaser named therein (the "HOLDER") pursuant to which the Company issued to the Holder its Series B Seven and One Half Percent (7.5%) Convertible Preferred Stock (the "PREFERRED STOCK") along with warrants (the "WARRANTS") to purchase shares of the Company's common stock, $.001 par value per share (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Holder (the "REGISTRATION RIGHTS AGREEMENT"), dated of even date with the Purchase Agreement, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the
Registration Rights Agreement, on             , 2000, the Company filed a
Registration Statement on Form ___ (File No. 333-     ) (the "REGISTRATION
STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the resale of the Registrable Securities which names the Holder as a selling stockholder thereunder.

      In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                          Very truly yours,
                                          [COMPANY COUNSEL]

                                    EXHIBIT D

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "Agreement") is dated as of May 5, 2000, among IPVoice.Com, Inc., a corporation organized under the laws of the State of Nevada, U.S.A. (the "Company"), the buyer set forth on the execution page hereof (the "Buyer") and H. GLENN BAGWELL, JR., a duly licensed attorney who practices law in the State of North Carolina, U.S.A., as Escrow Agent (the "Escrow Agent").

      Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in that Securities Purchase Agreement between the Company and the Buyer dated of even date herewith (the "Securities Purchase Agreement").

                             W I T N E S S E T H:

      WHEREAS, the Buyer and the Company have entered into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell, and the Buyer has agreed to purchase, at the Closing, a number of shares of Preferred Stock along with a number of Warrants (collectively, the "Securities"); and

      WHEREAS, the Buyer and the Company have agreed to effectuate the Closing utilizing an escrow arrangement as described in this Agreement; and

      WHEREAS, it is a condition of the Company's obligation to sell, and the Buyer's obligation to purchase, the Securities, that this Agreement be executed and delivered; and

      WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth below, the parties hereto hereby agree as follows:

      1.  Intentionally Omitted.

      1.1 Intentionally Omitted.

      2.  ESCROW OF COMMON STOCK OF THE COMPANY.

          2.1   Intentionally Omitted.

      2.2. Escrow of Common Stock. In accordance with Section 4(h) of the Securities Purchase Agreement, and based upon certain representations and warranties contained in the Securities Purchase Agreement, upon registration of the Registrable Securities, and from time to time as requested by the Buyer thereafter, the Company shall place in trust with the Escrow Agent one or more stock certificates representing a number of non-legended shares of Common

Stock as specified in the Securities Purchase Agreement ("Escrow Shares"). The Escrow Agent shall hold the Escrow Shares in certificate form or in a brokerage account as the Escrow Agent deems appropriate to fulfill his duties under the Securities Purchase Agreement and hereunder. None of the Escrow Shares shall be disbursed other than in accordance with the terms of Section 4(h) of the Securities Purchase Agreement and of the terms hereof, or in accordance with the written instructions of both the Company and the Buyer delivered to the Escrow Agent. In no event shall the Escrow Agent release or transfer any Escrow Shares to any party other than to the Buyer (or another buyer) or to the Company in accordance with this Agreement, absent express written instructions from the Company and the Buyer to transfer Escrow Shares to a third party.

      Upon a full or partial conversion of Preferred Stock or exercise of the Option, the Buyer shall deliver via facsimile to the Escrow Agent a copy of the Notice of Conversion (and along with it, if applicable, the Option exercise form). Likewise, should the Buyer exercise the Warrant in full or in part, the Buyer shall deliver to the Escrow Agent a copy of such exercise form. The Escrow Agent shall use its reasonable best efforts to cause the delivery from escrow to the Buyer (in accordance with the Buyer's written instructions to the Escrow Agent, and via electronic transfer or otherwise) of the number of shares of Common Stock specified in the Notice of Conversion (and Option exercise notice, if applicable) or the Warrant exercise form within three (3) business days after receipt of such Notice of Conversion (and Option exercise notice) or Warrant exercise form. The Escrow Agent shall not be responsible for any breach by the Company of its obligation to timely deliver sufficient Escrow Shares to effect a conversion or exercise.

      Upon Buyer's receipt of all Common Stock due upon conversion of all of the Preferred Stock issued to the Buyer, including also any Option Shares to be issued upon exercise of the Option, or upon exercise of the Warrant, the Buyer shall inform the Escrow Agent in writing that the requirements of the Securities Purchase Agreement with respect to the Preferred Stock have been satisfied. The Company shall instruct the Escrow Agent in writing as to the return to the Company of the remaining Escrow Shares, and the Escrow Agent shall as soon as practicable return such remaining Escrow Shares in accordance with the Company's instructions. Thereafter the Escrow Agent shall have no further obligation to any party with respect to the Escrow Shares, whether those delivered to the Buyer or those returned to the Company.

      2.3 Controversies. If any controversy arises between two or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Escrow or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parties to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order within five (5) days after the Escrow Agent receives a copy thereof. The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Buyer or the Company that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

      2.4 No Other Disbursements. No portion of the Escrow, whether cash, securities (including Escrow Shares) or documentation shall be disbursed or otherwise delivered or transferred except in accordance with this Section 2,
Section 4 or Section 5.1(b), in accordance with the written instructions of both the Company and the Buyer, or as required by applicable law. Without limiting the foregoing, neither Escrow Agent nor the Buyer shall be entitled to any right of offset against the Escrow or otherwise entitled to receive any portion of the Escrow.

      3. ESCROW AGENT. The acceptance by the Escrow Agent of his duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

      3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any cash, investments or other amounts deposited with or held by the Escrow Agent.

      3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties.

      3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of the Escrow Agent's willful misconduct or bad faith.

      3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

      3.5 The Escrow Agent shall have no duties as Escrow Agent except those that are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect his duties unless it shall have given his written consent thereto. The Escrow Agent shall not be prohibited from owning an equity interest in the Company, the Buyer, another buyer, any of their respective subsidiaries or any third party that is in any way affiliated with or conducts business with either the Company, the Buyer or another buyer.

      3.6 The Company and the Buyer specifically acknowledge that the Escrow Agent is a practicing attorney in Raleigh, North Carolina U.S.A., and may have worked with or be affiliated with the Company, the Buyer, or affiliates of either of them on other transactions, and that they and each of them has specifically requested that the Escrow Agent draft the documents for the said transactions and act as Escrow Agent with respect to the said transactions. Each party represents that it has retained legal and other counsel of its choosing with respect to the transactions contemplated herein and in the Securities Purchase Agreement, and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent, as the same has been approved prior to closing by the parties and their respective counsel. The Escrow Agent may own an equity interest in the Company and/or may be an equity owner of the Buyer or another buyer, and may increase or sell any such interest, so long as in accordance with any and all applicable law. The said parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Agreement.

      4. TERMINATION. This Agreement shall terminate on the earlier of (a) the date on which the Escrow and all other escrowed documents and things described herein shall have been fully disbursed in accordance with the terms and conditions of this Agreement, (b) any other date agreed to by the Buyer and the Company, or (c) the next business day after the expiration of the last of the Warrants to be issued by the Company in accordance with the terms of the Securities Purchase Agreement.

      5.    MISCELLANEOUS.

      5.1   Indemnification of Escrow Agent.

      (a) The Company and the Buyer each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the costs and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of his powers or duties hereunder. This indemnification shall not apply to a party with respect to a direct claim against the Escrow Agent by such party alleging in good faith a breach of this Agreement by the Escrow Agent, which claim results in a final non-appealable judgment against the Escrow Agent with respect to such claim.

      (b) In the event of any dispute as to the nature of the rights or obligations of the Buyer, the Company or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Funds with or to a court of competent jurisdiction sitting in Wake County, North Carolina or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Company and the Buyer. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

      5.2 Amendments. This Agreement may be modified or amended only by a written instrument executed by each of the parties hereto.

      5.3 Notices. All communications required or permitted to be given under this Agreement to any party hereto shall be sent by first class mail or facsimile to such party at the address, except in the case of the Escrow Agent, of such party set forth in the Securities Purchase

Agreement and, in the case of the Escrow Agent, at 3005 Anderson Drive, Suite 204, Raleigh, North Carolina U.S.A. 27609; telephone 919.785.3113; facsimile 919.785.3116.

      5.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Escrow Agent shall not assign his duties under this Agreement.

      5.6 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

      5.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                            [SIGNATURE PAGE FOLLOWS]

         [SIGNATURE PAGE TO ESCROW AGREEMENT DATED AS OF MAY 5, 2000]





                        THE COMPANY:

                        IPVOICE.COM, INC.

                        By:_____________________________________
                           Ms. Barbara Will, President




                        THE BUYER:

                        THE SHAAR FUND, LTD.

                        By: Intercarribean Services, Inc.

                        By:____________________________________________
                           (Duly Authorized Corporate Representative)




                        ESCROW AGENT:

                        ________________________________________________
                        H. GLENN BAGWELL, JR., ESQ.

                        Address:  3005 Anderson Drive, Suite 204
                                  Raleigh, North Carolina USA 27609
                                  Telephone 919.785.3113
                                  Telecopier 919.785.3116

                                    EXHIBIT E

                                  May ___, 2000



Augustine Fund, L.P.
Augustine Capital Management, L.L.C.
141 West Jackson Blvd. Suite 2182
Chicago, Illinois 60604                   [SEPARATE OPINION TO BE
                                           ISSUED FOR EACH INVESTOR]

The Shaar Fund, Ltd.
C/o Levinson Capital Management, L.L.C.
Two World Trade Center, Suite 1820
New York, New York 10048

C/o H. Glenn Bagwell, Jr., Esq.
3005 Anderson Drive, Suite 204
Raleigh, North Carolina 27609


      Re:   IPVoice.Com, Inc.

Gentlemen:

            We have acted as counsel to IPVoice.Com, Inc., a Nevada corporation (the "Company"), in connection with your purchase of Series B Convertible Preferred Stock (the "Preferred Stock"), along with certain warrants (the "Warrants"), in accordance with the terms of that Securities Purchase Agreement dated as of May ___, 2000 (the "Agreement") between the Company and ________________ (the "Investor"), (ii) the Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement") between the Company and the Investor, and (iii) the Escrow Agreement dated as of the date hereof (the "Escrow Agreement") among the Company, the Investor and H. Glenn Bagwell, Jr., Esq., as escrow agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Agreement.

            In connection with rendering this opinion, we have examined the Agreement, the Registration Rights Agreement, the Escrow Agreement, the Certificate of Designations as filed (or as it will be filed prior to the Closing) and the form of the Warrants (collectively, the "Transaction Documents"), as well as the Company's Articles of Incorporation, as amended ("Articles"), and Bylaws and the resolutions of the Board of Directors of the Company approving the transactions contemplated by the Transaction Documents.

            We have also made such examination of law and have examined originals or copies, certified or otherwise, of such corporate records and documents of the Company, such agreements, certificates of officers or representatives of the Company, and such other records, certificates, including certificates of public officials, and documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. As to any facts relevant to the opinions expressed below, we have relied upon certificates and written and/or oral representations of officers of the Company (including the representations of the Company set forth in the Transaction Documents) and public officials. We have also assumed that the representations and warranties of the Investor as set forth in the Transaction Documents are true and correct as of the date hereof. All references herein to contracts, instruments or other documents of the Company are limited to such documents as have been provided to us by the Company or of which we have actual knowledge after due inquiry of the Company and its officers. As to our opinion in paragraphs 2, 3, and 7 set forth below, we have examined only resolutions of the Board of Directors of the Company relating to such share issuances and our opinion set forth in such paragraphs is limited thereto. We have not examined or reviewed any communication, instrument, agreement, document or other item or conducted any independent inquiry or investigation of any matter except as otherwise expressly set forth above. We have also assumed that the Agreement and the other Transaction Documents have been executed and delivered by and are binding on each of the parties thereto.

            The opinions expressed below with respect to compliance with certain statutes, rules and regulations are based upon a review of those statutes, rules and regulations that, in our experience, are applicable to transactions of the type contemplated by the Agreement and to businesses such as the Company's. Our opinion as to the good standing of the Company in Nevada set forth in the first sentence of paragraph 1 below is based solely upon our examination of a certificate of good standing dated April__, 2000 provided by the Secretary of State of Nevada, and such opinion is given solely as of such date.

            In connection with our opinion with respect to pending litigation and existing orders, contracts, injunctions, judgements and decrees set forth in paragraph 5 below we have not undertaken searches of the dockets of any court of any jurisdiction, nor conducted a judgment, lien, litigation or similar search and have relied upon certificates and written or oral representations of officers of the Company.

            We express no opinion respecting the enforceable nature of the Agreement, the other Transaction Documents, or any document or instrument executed pursuant thereto or in connection therewith, insofar as the enforceable nature thereof, or any right, power, privilege, remedy or interest intended to be created thereunder, may be limited (i) by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other laws or judicial decisions affecting any rights, powers, privileges, remedies or interests of creditors generally, (ii) by rules or principles of equity affecting the enforcement of obligations generally, whether at law, in equity or otherwise,
(iii) by the exercise of the discretionary powers of any court or other authority before which may be brought any proceeding seeking equitable or other remedies, including, without limitation, specific performance, injunctive relief and indemnification or (iv) insofar as rights to indemnity and/or contribution are concerned, by federal or state securities laws or the public policy underlying such laws.

            Our opinion is limited to the date hereof and we do not in any event undertake to advise you of any facts or circumstances occurring or coming to our attention subsequent to the date hereof.

            Where reference is made in this opinion to matters within or to our knowledge, to the best of our knowledge, or to facts or circumstances known to us or which have come to our attention, such reference means the actual knowledge of those attorneys in our firm who have given substantive attention to the preparation of the Agreement and other Transaction Documents and those attorneys in our firm who, from time to time, have given substantive attention to the general corporate and securities matters for which our firm has been engaged by the Company, their review of documents in connection with this engagement and the general corporate and securities matters for which our firm has been engaged by the Company, and inquiries of officers of the Company, without, however, independent investigation of any matter unless expressly set forth herein.

            We call your attention to the fact that we are counsel admitted to practice in the State of Arizona, and we do not express any opinion with respect to the applicable laws, or the effect or applicability of the laws, of any jurisdiction other than those of the State of Arizona, the Delaware General Corporation Law, the General Corporation Law of the State of Nevada, and the securities laws of the United States of America. In particular, but without limitation, we do not express any opinion with respect to the Blue Sky or securities laws of any State or other jurisdiction (other than the federal securities laws of the United States of America), or any law relating specifically to telecommunications or patents, trademarks or other intellectual property rights. The Securities Purchase Agreement, the Warrants and the Registration Rights Agreement state that they are to be governed by the laws of the State of Delaware, and the Escrow Agreement states that it is to be governed by the laws of the State of North Carolina. We are not familiar with those laws, other than the Delaware General Corporation Law, and render no opinion about them other than the Delaware General Corporation Law. For purposes of our opinion we have assumed, with your consent, that the laws of Delaware, other than the Delawares General Corporation Law, and North Carolina are identical in all relevant respects to the laws of Arizona. We express no opinion about the reasonableness of this assumption.

            Based upon and subject to the foregoing, we are of the opinion that:

            1. The Company is a corporation organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets.

The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the Company owns or leases property, other than those in which the failure so to qualify would not have a Material Adverse Effect.

            2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreement and the other Transaction Documents, to file the Certificate of Designations and to issue the Preferred Stock and the Warrants, and the shares of Common Stock underlying the Preferred Stock and the Warrants. The execution and delivery of the Agreement, and the execution, issuance and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required except for approval of the stockholders of the Company with respect to the issuance by the Company of more than 19.99% of the outstanding shares of Common Stock that may be required by the NASDAQ Market (if applicable). The Agreement and the other Transaction Documents have been duly executed and delivered, and the Warrants have been duly executed, issued and delivered by the Company and each of the Agreement and the other Transaction Documents constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

            3. Subject to the Company maintaining the requisite number of authorized shares of Preferred Stock and of Common Stock, the execution, delivery and performance of the Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Securities, do not and will not (i) result in a violation of the Company's Articles or Bylaws, or
(ii) to our knowledge, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect.

            4. The issuance of the Securities in accordance with the Agreement will be exempt from registration under the Securities Act of 1933, as amended. When so issued against payment in full of the agreed upon consideration therefor, the Securities will be duly and validly issued, fully-paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Company's Articles or Bylaws or, to our knowledge, in any agreement to which the Company is party.

            5. To our knowledge, except as disclosed in the Financial Statements or in a Schedule to the Agreement, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, nor has the Company received any written threat of any such claims, actions, suits, proceedings or investigations.

To our knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

            6. To our knowledge, other than as referenced in Schedule 3(c) to the Agreement, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire any shares of Common Stock or contracts, commitments, understanding, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

            7. The issuance of the Securities will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

            This opinion is rendered solely to the Investor in connection with the transactions contemplated by the Agreement and only the Investor is entitled to rely hereon. This opinion may not be used or relied on by the Investor for any other purpose, or by any other person, firm, corporation or entity for any purpose, without our prior written consent.


                                    Very truly yours,



                                    [NAME OF LAW FIRM OR ATTORNEY]